Exhibit B

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Olivier Henin
Director: Olivier Henin

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Zdenĕk Hrubý
Director: Zdenĕk Hrubý

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Ralph Müller
Director: Ralph Müller

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Ivar Sikk
Director: Ivar Sikk

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Stilpon Nestor
Director: Stilpon Nestor

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Gonzalo García Andrés
Director: Gonzalo García Andrés

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Sandrine Gaudin
Director: Sandrine Gaudin

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Michael Somers
Director: Michael Somers

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Carlo Monticelli
Director: Carlo Monticelli

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Irena Krumane
Director: Irena Krumane

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Miglė Tuskienė
Director: Miglė Tuskienė

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Gaston Reinesch
Director: Gaston Reinesch

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Zoltán Urbán
Director: Zoltán Urbán

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Vincent Grech
Director: Vincent Grech

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Jan Willem van den Wall Bake
Director: Jan Willem van den Wall Bake

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Wolfgang Nitsche
Director: Wolfgang Nitsche

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Jacek Dominik
Director: Jacek Dominik

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Álvaro Pinto Coelho de Aguiar
Director: Álvaro Pinto Coelho de Aguiar

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Bogdan Alexandru Dragoi
Director: Bogdan Alexandru Dragoi

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Katja Božič
Director: Katja Božič

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Katarina Kaszasová
Director: Katarina Kaszasová

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Tytti Noras
Director: Tytti Noras

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)           the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)           Mr Bertrand de Mazières, Ms Anneli Peshkoff, Ms Eila Kreivi, Mr Heinz Olbers and Mr Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 29th day of September, 2011.

EUROPEAN INVESTMENT BANK

/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kurt A. Hall
Director: Kurt A. Hall